SUPPLEMENT TO THE PROSPECTUS

               CREDIT SUISSE TRUST - INTERNATIONAL FOCUS PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus

         The Credit Suisse International Equity Team is responsible for the day-to-day management of the portfolio. The current members of the team are Emily Alejos, Anne S. Budlong and Nancy Nierman. Harry Jaffe is no longer a member of the team.

Dated: July 8, 2005                                            TRINT-PRO-16-0705
                                                               2005-022